Exhibit 99.2

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share data)

	June 30,
UNAUDITED	2010	2009
ASSETS
Cash and due from banks	$5,834	$3,441
Federal funds sold	12,371	4,965

Total cash and cash equivalents	18,205	8,406
Securities:
Trading	4,402	5,445
Available for sale	242,430	265,807
Held to maturity	320,807	350,898
Stock of the Federal Home Loan Bank, at cost	18,148	18,848
Loans held for sale	5,511	3,190
Loans - net of allowance for loan losses of
$5,893 in 2010; $4,754 in 2009	774,899	615,463
Accrued interest receivable	5,040	5,868
Furniture, equipment and software - net	621	436
Deferred income tax	6,153	3,214
Cash surrender value of life insurance	4,911	4,730
Other real estate owned and repossessed vehicles	2,701	5,651
Other assets	17,253	14,252

TOTAL	$1,421,081	$1,302,208

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$5,441	$3,509
Interest bearing	962,739	645,015

Total deposits	968,180	648,524
Securities sold under agreements to repurchase	130,000	130,000
Advances from the Federal Home Loan Bank	182,999	262,984
Federal Reserve Discount Window and other borrowings	5,155	165,155
Accrued interest payable	1,979	2,108
Accounts payable and accrued liabilities	2,960	4,498

Total liabilities	1,291,273	1,213,269
STOCKHOLDERS’ EQUITY:
Preferred stock - 1,000,000 shares authorized;
Series A - $10,000 stated value; 515 (2010) and 515 (2009) shares issued and outstanding	5,063	5,063
Series B - $1,000 stated value; 4,790 (2009) shares issued and outstanding	—	4,767
Common stock - $0.01 par value; 25,000,000 shares authorized; 10,827,673 shares issued and 10,184,975 shares outstanding (2010); 8,706,075 shares issued and 8,082,768 shares outstanding (2009);	108	87
Additional paid-in capital	84,605	61,320
Accumulated other comprehensive income - net of tax	4,043	1,926
Retained earnings	39,882	19,365
Treasury stock	(3,893)	(3,589)

Total stockholders’ equity	129,808	88,939

TOTAL	$1,421,081	$1,302,208

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except earnings per share)

	Three Months Ended June 30,		Year Ended June 30,
UNAUDITED	2010	2009	2010	2009
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$11,849	$10,641	$43,697	$41,782
Investments	8,873	9,912	41,875	35,996

Total interest and dividend income	20,722	20,553	85,572	77,778

INTEREST EXPENSE:
Deposits	5,094	5,337	21,254	23,983
Advances from the Federal Home Loan Bank	1,692	2,358	7,725	11,385
Other borrowings	1,467	1,555	5,974	6,051

Total interest expense	8,253	9,250	34,953	41,419

Net interest income	12,469	11,303	50,619	36,359
Provision for loan losses	925	1,900	5,775	4,730

Net interest income, after provision for loan losses	11,544	9,403	44,844	31,629

NON-INTEREST INCOME:
Realized gain (loss) on securities:
Sale of FNMA preferred stock	—	—	—	(7,902)
Sale of mortgage-backed securities	544	2,810	13,037	2,816

Total realized gain (loss) on securities	544	2,810	13,037	(5,086)

Unrealized loss on securities:
Total impairment losses	(108)	(13,831)	(6,910)	(13,831)
Loss recognized in other comprehensive loss	43	12,377	872	12,377

Net impairment loss recognized in earnings	(65)	(1,454)	(6,038)	(1,454)
Fair value loss on trading securities	(14)	(1,360)	(1,039)	(2,055)

Total unrealized loss on securities	(79)	(2,814)	(7,077)	(3,509)

Prepayment penalty fee income	36	14	122	64
Mortgage banking income	246	798	1,694	1,381
Banking service fees and other income	152	115	540	463

Total non-interest income (loss)	899	923	8,316	(6,687)

NON-INTEREST EXPENSE:
Salaries, employee benefits and stock-based compensation	2,327	1,603	7,371	5,579
Professional services	303	439	1,519	1,419
Occupancy and equipment	121	117	419	442
Data processing and internet	252	216	891	796
Advertising and promotional	150	106	444	560
Depreciation and amortization	65	46	235	171
Real estate owned and repossessed vehicles	640	232	2,661	667
FDIC and OTS regulatory fees	341	1,025	1,562	1,658
Other general and administrative	610	435	2,181	1,602

Total non-interest expense	4,809	4,219	17,283	12,894

INCOME BEFORE INCOME TAXES	7,634	6,107	35,877	12,048
INCOME TAXES	2,937	2,503	14,749	4,906

NET INCOME	$4,697	$3,604	$21,128	$7,142

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$4,605	$3,431	$20,517	$6,452

Basic earnings per share	$0.45	$0.42	$2.31	$0.78
Diluted earnings per share	$0.44	$0.40	$2.22	$0.77

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME

(Dollars in thousands)

	Convertible Preferred Stock		Common Stock
			Number of Shares
UNAUDITED	Shares	Amount	Issued	Treasury	Outstanding	Amount	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss), Net of Income Tax	Treasury Stock	Comprehensive Income	Total
BALANCE—June 30, 2009	5,305	$9,830	8,706,075	(623,307)	8,082,768	$87	$61,320	$19,365	$1,926	$(3,589)		$88,939

Comprehensive income:

Net income	—	—	—	—	—	—	—	21,128	—	—	$21,128	21,128

Net unrealized gain from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	2,117	—	2,117	2,117

Total comprehensive income	—	—	—	—	—	—	—	—	—	—	$23,245

Cash dividends on preferred stock	—	—	—	—	—	—	—	(611)	—	—		(611)

Issuance of common stock	—	—	1,226,276	—	1,226,276	13	15,082	—	—	—		15,095

Convert preferred stock to common stock	(4,790)	(4,767)	531,690	—	531,690	5	4,762	—	—	—		—

Stock-based compensation expense	—	—	—	—	—	—	866	—	—	—		866

Restricted stock grants	—	—	56,575	(17,328)	39,247	—	279	—	—	(289)		(10)

Stock option exercises and tax benefits of equity compensation	—	—	307,057	(2,063)	304,994	3	2,296	—	—	(15)		2,284

BALANCE—June 30, 2010	515	$5,063	10,827,673	(642,698)	10,184,975	$108	$84,605	$39,882	$4,043	$(3,893)		$129,808

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Year Ended June 30,
UNAUDITED	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$21,128	$7,142
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Accretion of discounts on securities	(24,059)	(13,741)
Accretion of discounts on deferred loan fees	(3,840)	(1,906)
Amortization of borrowing costs	15	18
Stock-based compensation expense	866	651
Net (gain) loss on sale of investment securities	(13,037)	5,102
Valuation of financial instruments carried at fair value	1,039	2,055
Impairment charge on securities held to maturity	6,038	1,454
Provision for loan losses	5,775	4,730
Deferred income taxes	(4,166)	(1,459)
Origination of loans held for sale	(116,412)	(83,741)
Gain on sales of loans held for sale	(1,694)	(1,381)
Proceeds from sale of loans held for sale	115,785	81,932
Depreciation and amortization	235	171
Stock dividends from the Federal Home Loan Bank	—	(464)
Net changes in assets and liabilities which provide (use) cash:
Accrued interest receivable	828	(128)
Other assets	5,123	(7,541)
Accrued interest payable	(129)	(258)
Accounts payable and accrued liabilities	(8,588)	(2,782)

Net cash used in operating activities	(15,093)	(10,146)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities	(223,004)	(310,559)
Proceeds from sales of mortgage-backed securities	27,118	90,195
Proceeds from repayment of securities	283,760	113,346
Purchase of stock of the Federal Home Loan Bank	—	(2,068)
Proceeds from redemption of stock of the Federal Home Loan Bank	700	3,079
Origination of loans	(74,702)	(33,170)
Proceeds from sales of repossessed assets	6,650	3,124
Purchases of loans, net of discounts and premiums	(185,812)	(57,410)
Principal repayments on loans	93,788	94,744
Purchases of furniture, equipment and software	(420)	(216)

Net cash used in investing activities	(71,922)	(98,935)

(Continued)

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Year Ended June 30,
UNAUDITED	2010	2009
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	$319,656	$77,820
Proceeds from the Federal Home Loan Bank advances	161,000	113,000
Repayment of the Federal Home Loan Bank advances	(241,000)	(249,000)
Proceeds from borrowing at the Fed Discount Window	125,000	205,000
Repayment of borrowing at the Fed Discount Window	(285,000)	(45,000)
Purchase of treasury stock	—	(1,006)
Proceeds from exercise of common stock options	1,822	1
Proceeds from issuance of convertible preferred stock - Series B	—	1,017
Proceeds from issuance of common stock	15,095	—
Tax benefit from exercise of common stock options	756	(15)
Cash dividends on preferred stock	(515)	(594)

Net cash provided by financing activities	96,814	101,223

NET CHANGE IN CASH AND CASH EQUIVALENTS	9,799	(7,858)
CASH AND CASH EQUIVALENTS—Beginning of year	8,406	16,264

CASH AND CASH EQUIVALENTS—End of year	$18,205	$8,406

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on deposits and borrowed funds	$35,066	$41,660

Income taxes paid	$20,174	$6,737

Transfers to other real estate	$5,467	$8,962

Adoption of fair value: securities transferred from HTM to trading	$—	$11,055

Securities transferred from held-to-maturity to available for sale portfolio	$1,245	$—

Preferred stock dividends declared but not paid	$—	$96

LOANS

The following table sets forth the composition of the portfolio of loans held for investment:

	At June 30,
UNAUDITED	2010		2009
	(Dollars in thousands)
	Amount	Percent	Amount	Percent
Residential real estate loans:
Single Family (one to four units)	$259,790	32.9%	$165,405	26.3%
Home equity	22,575	2.9%	32,345	5.1%
Multifamily (five units or more)	370,469	46.9%	326,938	52.0%
Commercial real estate and land loans	33,553	4.3%	30,002	4.8%
Consumer – Recreational vehicle	39,842	5.0%	50,056	8.0%
Other	62,875	8.0%	23,872	3.8%

Total loans held for investment	789,104	100.0%	628,618	100.0%

Allowance for loan losses	(5,893)		(4,754)
Unamortized discounts and deferred loan fees	(8,312)		(8,401)

Net loans held for investment	$774,899		$615,463

INVESTMENT SECURITIES

The amortized cost, carrying amount and fair value for the major categories of investment securities trading, available for sale, and held to maturity were:

	Trading	Available for sale				Held to maturity
	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Carrying Amount	Unrecognized Gains	Unrecognized Losses	Fair Value
UNAUDITED	June 30, 2010
	Dollars in thousands
Mortgage-backed securities (RMBS) :
U.S. agencies [1]	$—	$56,933	$1,346	$—	$58,279	$35,317	$528	$(229)	$35,616
Non-agency [2]	—	109,659	13,527	—	123,186	285,490	16,222	(10,461)	291,251

Total mortgage-backed securities	—	166,592	14,873	—	181,465	320,807	16,750	(10,690)	326,867

Other debt securities:
U.S. agencies [1]	—	60,966	2	(3)	60,965	—	—	—	—
Non-agency	4,402	—	—	—	—	—	—	—	—

Total other debt securities	4,402	60,966	2	(3)	60,965	—	—	—	—

Total debt securities	$4,402	$227,558	$14,875	$(3)	$242,430	$320,807	$16,750	$(10,690)	$326,867

	June 30, 2009
	Dollars in thousands
Mortgage-backed securities (RMBS) :
U.S. agencies [1]	$—	$79,579	$1,471	$(3)	$81,047	$18,928	$538	$(5)	$19,461
Non-agency [2]	—	111,620	14,139	—	125,759	331,970	18,248	(25,067)	325,151

Total mortgage-backed securities	—	191,199	15,610	(3)	206,806	350,898	18,786	(25,072)	344,612

Other debt securities:
U.S. agencies [1]	—	59,018	—	(17)	59,001	—	—	—	—
Non-agency	5,445	—	—	—	—	—	—	—	—

Total other debt securities	5,445	59,018	—	(17)	59,001	—	—	—	—

Total debt securities	$5,445	$250,217	$15,610	$(20)	$265,807	$350,898	$18,786	$(25,072)	$344,612

[1]	U.S. government-backed or government sponsored enterprises including Fannie Mae, Freddie Mac and Ginnie Mae.
[2]	Private sponsors of securities collateralized primarily by pools of 1-4 family residential first mortgages. Primarily supersenior securities secured by prime, Alt-A or pay-option ARM mortgages.

DEPOSITS

Deposit accounts are summarized as follows:

	2010		2009
UNAUDITED	Amount	Rate*	Amount	Rate*
Non-interest bearing	$5,441	0.00%	$3,509	0.00%
Interest bearing:
Demand	58,542	0.82%	59,151	1.22%
Savings	363,713	0.91%	192,781	1.94%
Time deposits:
Under $100	200,859	3.23%	191,021	4.39%
$100 or more	339,625	2.95%	202,062	3.85%

Total time deposits	540,484	3.05%	393,083	4.11%

Total interest bearing	962,739	2.11%	645,015	3.20%

Total deposits	$968,180	2.10%	$648,524	3.18%

*	Based on weighted-average stated interest rates at end of period.

The following table sets forth the number of deposit accounts by type at the date indicated:

	At June 30,
	2010	2009	2008
Checking and savings accounts	17,192	10,685	9,415
Time deposits	10,554	12,757	15,490

Total number of deposit accounts	27,746	23,442	24,905

Average Balances, Net Interest Income, Yields Earned and Rates Paid

The following tables presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin for the three months and twelve months ended June 30, 2010 and 2009:

	For the Three Months Ended June 30,
	2010			2009
UNAUDITED	(Dollars in thousands)
	Average Balance[2]	Interest Income / Expense	Average Yields Earned / Rates Paid[1]	Average Balance[2]	Interest Income / Expense	Average Yields Earned / Rates Paid[1]
Assets:
Loans 3, [4]	$744,457	$11,849	6.37%	$630,134	$10,641	6.75%
Federal funds sold	30,135	9	0.12%	4,470	2	0.18%
Interest-earning deposits in other financial institutions	109	—	0.00%	127	—	0.00%
Mortgage-backed and other investment securities [5]	581,401	8,852	6.09%	594,532	9,910	6.67%
Stock of the FHLB, at cost	18,480	12	0.26%	18,850	—	0.00%

Total interest-earning assets	1,374,582	20,722	6.03%	1,248,113	20,553	6.59%
Noninterest-earning assets	37,691			31,518

Total assets	$1,412,273			$1,279,631
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$510,953	$1,349	1.06%	$243,750	$1,059	1.74%
Time deposits	459,806	3,745	3.26%	410,640	4,278	4.17%
Securities sold under agreements to repurchase	130,000	1,430	4.40%	130,000	1,421	4.37%
Advances from the FHLB	167,641	1,692	4.04%	260,841	2,358	3.62%
Other borrowings	5,297	37	2.79%	136,562	134	0.39%

Total interest-bearing liabilities	1,273,697	8,253	2.59%	1,181,793	9,250	3.13%

Noninterest-bearing demand deposits	7,189			4,416
Other noninterest-bearing liabilities	6,068			5,258
Stockholders’ equity	125,319			88,164

Total liabilities and stockholders’ equity	$1,412,273			$1,279,631

Net interest income		$12,469			$11,303

Interest rate spread [6]			3.44%			3.46%
Net interest margin [7]			3.63%			3.62%

[1]	Annualized
[2]	Average balances are obtained from daily data.
[3]	Loans include loans held for sale, loan premiums and unearned fees.
[4]	Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant.
[5]	All investments are taxable.
[6]	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
[7]	Net interest margin represents net interest income as a percentage of average interest-earning assets.

	For the Twelve Months Ended June 30,
	2010			2009
UNAUDITED	(Dollars in thousands)
	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid
Assets:
Loans 2, [3]	$670,013	$43,697	6.52%	$635,780	$41,782	6.57%
Federal funds sold	23,529	31	0.13%	4,008	34	0.85%
Interest-earning deposits in other financial institutions	232	—	0.00%	442	15	3.39%
Mortgage-backed and other investment securities [4]	609,697	41,780	6.85%	535,918	35,753	6.67%
Stock of the FHLB, at cost	18,756	64	0.34%	19,036	194	1.02%

Total interest-earning assets	1,322,227	85,572	6.47%	1,195,184	77,778	6.51%
Noninterest-earning assets	30,133			24,930

Total assets	$1,352,360			$1,220,114
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$447,305	$6,374	1.42%	$186,309	$4,583	2.46%
Time deposits	413,999	14,880	3.59%	433,410	19,400	4.48%
Securities sold under agreements to repurchase	130,000	5,726	4.40%	130,000	5,677	4.37%
Advances from the FHLB	199,288	7,725	3.88%	333,327	11,385	3.42%
Other borrowings	44,141	248	0.56%	43,679	374	0.86%

Total interest-bearing liabilities	1,234,733	34,953	2.83%	1,126,725	41,419	3.68%

Noninterest-bearing demand deposits	5,533			4,170
Other noninterest-bearing liabilities	6,362			6,014
Stockholders’ equity	105,732			83,205

Total liabilities and stockholders’ equity	$1,352,360			$1,220,114

Net interest income		$50,619			$36,359

Interest rate spread [5]			3.64%			2.83%
Net interest margin [6]			3.83%			3.04%

[1]	Average balances are obtained from daily data.
[2]	Loans include loans held for sale, loan premiums and unearned fees.
[3]	Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant.
[4]	All investments are taxable.
[5]	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
[6]	Net interest margin represents net interest income as a percentage of average interest-earning assets.